First Addendum to Secured Promissory Note Issued June 1, 2018

(Note Issued Solely In Exchange for the Secured Promissory Note Issued January 11, 2018, as amended)

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Rocky Mountain High Brands, Inc. and GHS Investments, LLC hereby agree to amend The Secured Promissory Note issued June 1, 2018, as issued solely in exchange for the Secured Promissory Note issued January 11, 2018 (the “Note”), as follows:

1.                  The due date of the Note is hereby extended to June 1, 2019.

2.                  All other terms of the Note not amended hereby shall remain in full force and effect.

IN WITNESS WHEREOF Rocky Mountain High Brands, Inc. and GHS Investments, LLC have caused this First Addendum to be signed in their names by their respective duly authorized officers:

GHS Investments, LLC

By: /s/ Sarfraz Hajee

Sarfraz Hajee, Member

Rocky Mountain High Brands, Inc.

By: /s/ Michael R. Welch

Michael R. Welch, CEO

First Addendum to Secured Promissory Note Issued June 1, 2018

(Note Issued Solely In Exchange for the Secured Promissory Note Issued January 5, 2018, as amended)

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Rocky Mountain High Brands, Inc. and GHS Investments, LLC hereby agree to amend The Secured Promissory Note issued June 1, 2018, as issued solely in exchange for the Secured Promissory Note issued January 5, 2018 (the “Note”), as follows:

1.                  The due date of the Note is hereby extended to June 1, 2019.

2.                  All other terms of the Note not amended hereby shall remain in full force and effect.

IN WITNESS WHEREOF Rocky Mountain High Brands, Inc. and GHS Investments, LLC have caused this First Addendum to be signed in their names by their respective duly authorized officers:

GHS Investments, LLC

By: /s/ Sarfraz Hajee

Sarfraz Hajee, Member

Rocky Mountain High Brands, Inc.

By: /s/ Michael R. Welch

Michael R. Welch, CEO

2

First Addendum to Secured Promissory Note Issued June 1, 2018

(Note Issued Solely In Exchange for the Secured Promissory Note Issued November 2, 2017, as amended)

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Rocky Mountain High Brands, Inc. and GHS Investments, LLC hereby agree to amend The Secured Promissory Note issued June 1, 2018, as issued solely in exchange for the Secured Promissory Note issued November 2, 2017 (the “Note”), as follows:

1.                  The due date of the Note is hereby extended to June 1, 2019.

2.                  All other terms of the Note not amended hereby shall remain in full force and effect.

IN WITNESS WHEREOF Rocky Mountain High Brands, Inc. and GHS Investments, LLC have caused this First Addendum to be signed in their names by their respective duly authorized officers:

GHS Investments, LLC

By: /s/ Sarfraz Hajee

Sarfraz Hajee, Member

Rocky Mountain High Brands, Inc.

By: /s/ Michael R. Welch

Michael R. Welch, CEO

3

First Addendum to Secured Promissory Note Issued June 1, 2018

(Note Issued Solely In Exchange for the Secured Promissory Note Issued October 12, 2017, as amended)

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Rocky Mountain High Brands, Inc. and GHS Investments, LLC hereby agree to amend The Secured Promissory Note issued June 1, 2018, as issued solely in exchange for the Secured Promissory Note issued October 12, 2017 (the “Note”), as follows:

1.                  The due date of the Note is hereby extended to June 1, 2019.

2.                  All other terms of the Note not amended hereby shall remain in full force and effect.

IN WITNESS WHEREOF Rocky Mountain High Brands, Inc. and GHS Investments, LLC have caused this First Addendum to be signed in their names by their respective duly authorized officers:

GHS Investments, LLC

By: /s/ Sarfraz Hajee

Sarfraz Hajee, Member

Rocky Mountain High Brands, Inc.

By: /s/ Michael R. Welch

Michael R. Welch, CEO

4